EXHIBIT 10.25


Summary of Loan Agreement Signed With Agricultural Bank Using the Credit Line Under Comprehensive Agreement 2:

Contract No.:                           (Shenzhen   Longgang)   Nong Yin Jie Zi
                                        (81101200500000334)

Loan Amount (RMB):                      19million yuan

Contract Term:                          24th March 2005 ~ 24th September 2005

Liabilities of Breach of Contract:      Breach of contract  penalty;  withdrawal
                                        of loan, prepayment of principal and interest before maturity, attachment of assets; imposition of compound interest;
                                        lawyer's fee and travel cost in case of litigation due to the Company 's breach of contract etc.